GBH CPAs, PC 6002 Rogerdale, Suite 500 Houston, Texas 77072 Tel: 713-482-0000 Fax: 713-482-0099

January 24, 2012

Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549

We have read the statements included under Item 4.01 of Form 8-K to be filed by SuperDirectories, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

/s/ GBH CPAs, PC

GBH CPAs, PC
www.gbhcpas.com
Houston, Texas